UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2016

SunEdison Semiconductor Limited

(Exact Name of Registrant as Specified in its Charter)

Singapore	001-36460	N/A
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11 Lorong 3 Toa Payoh Singapore		319579
(Address of principal executive offices)		(Zip Code)

(65) 6681-9300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 7, 2016, SunEdison Semiconductor Limited (the “Company”) convened a special meeting of its shareholders (the “Court Meeting”). The purpose of the Court Meeting was to consider and vote on a proposal to adopt and approve the scheme of arrangement under Section 210 of the Companies Act, Chapter 50, of Singapore, by and among the Company, the Scheme Shareholders (defined below), GlobalWafers Co., Ltd. (“GWC”) and GWC’s wholly owned acquisition subsidiary, GWafers Singapore Pte. Ltd. (“Acquiror”). The purpose of the scheme of arrangement is to effect the acquisition of the Company pursuant to the implementation agreement dated August 17, 2016, among the Company, GWC and Acquiror. The Court Meeting was convened pursuant to the order of the High Court of the Republic of Singapore as contemplated by Singapore law.

The proposal was approved by the requisite vote of the Company’s shareholders, namely, a majority in number of the Scheme Shareholders present and voting in person or by proxy at the Court Meeting representing not less than three-fourths in value of the outstanding ordinary shares held by the Scheme Shareholders present and voting in person or by proxy at the Court Meeting. The final voting results, calculated in accordance with the Singapore requirements described in the Company’s proxy statement for the Court Meeting, are set forth below:

Number of Scheme Shareholders Voted:

For	Against	Abstained
60	0	0

Number of Ordinary Shares:

Shares For	Shares Against	Shares Abstained	Broker Non Votes
27,728,643	2,858	33,621	—

As contemplated by the implementation agreement, Singapore law and the order of the High Court of the Republic of Singapore, no shares beneficially owned by GWC, Acquiror or any of their subsidiaries voted at the Court Meeting.

“Scheme Shareholders” means persons who are (a) registered as holders of Company ordinary shares in the register of members of the Company, other than CEDE & Co.; and (b) holders of Company ordinary shares in book entry form on the register of The Depository Trust Company.

Item 8.01	Other Events.

On November 7, 2016, the Company and GWC issued a joint press release announcing the results of the Court Meeting. The press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) List of Exhibits

99.1	Joint press release dated November 7, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNEDISON SEMICONDUCTOR LIMITED

Date: November 8, 2016	By:	/s/ Jeffrey L. Hall
Name: Jeffrey L. Hall Title: Executive Vice President Finance and Administration, Chief Financial Officer

Exhibits

Exhibit No.	Description

99.1	Joint press release dated November 7, 2016

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